                                                                    EXHIBIT 99.1

                                                           FOR IMMEDIATE RELEASE

               SL INDUSTRIES, INC. ANNOUNCES SIGNING OF COMMITMENT
                    LETTERS TO REFINANCE ITS CREDIT FACILITY

            MT. LAUREL,  N.J., October 15, 2002 - SL INDUSTRIES,  INC. (NYSE and
PHLX:SL)  announced  today  that it  signed a  commitment  letter  with  LaSalle
Business Credit,  Inc., as Agent for Standard Federal National  Association,  to
refinance its existing credit facility. The anticipated closing date for the new credit facility with LaSalle Business Credit is on or prior to October 31, 2002.
In connection with the refinancing of SL Industries'  existing credit  facility, the Company has also signed a commitment letter with Steel Partners II, L.P., an entity  controlled by Warren  Lichtenstein,  SL  Industries'  Chairman and Chief
Executive Officer.  This commitment letter provides for Steel Partners to make a subordinated  loan in the amount of $5 million to the Company on or  immediately prior to the  closing of the  credit  facility  with  LaSalle  Business  Credit, subject to the conditions contained therein.

            Warren  Lichtenstein,  Chairman  of the Board  and  Chief  Executive
Officer,  commented,  "As with many other  borrowers  at the present  time,  the
Company has faced extremely  restrictive  credit markets in seeking to refinance its credit  facility.  In  addition,  the Company has had  difficulty  obtaining sufficient  financing to  refinance  its  existing  credit  facility and provide adequate  working  capital,  because a  significant  portion  of its  assets are located  outside the United  States and cannot be included as  collateral in its borrowing  base  under the  LaSalle  Credit  Facility.  Without  the $5  million subordinated  loan  from  Steel  Partners,  the  Company  would  not be  able to refinance its existing credit facility on or prior to October 31, 2002, which is the deadline to avoid paying a $780,000 fee."

ABOUT SL INDUSTRIES

            SL Industries, Inc. designs, manufactures and markets Power and Data
Quality  (PDQ)  equipment  and  systems  for  industrial,   medical,  aerospace,
telecommunications  and consumer  applications.  For more  information  about SL
Industries,  Inc.  and its  products,  please  visit the  Company's  web site at
www.slpdq.com.

FORWARD-LOOKING STATEMENTS

            This press  release  contains  statements  that are  forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  These  statements  are  based  on  current  expectations,  estimates  and projections about the Company's  business based, in part, on assumptions made by management.  These  statements  are not  guarantees  of future  performance  and involve  risks,  uncertainties  and  assumptions  that are difficult to predict.
Therefore,  actual  outcomes  and  results  may differ  materially  from what is expressed  or  forecasted  in such  forward-looking  statements  due to numerous factors, including those described above and the following: the effectiveness of the cost reduction initiatives undertaken by the Company,  changes in demand for the  Company's  products,  product  mix,  the  timing  of  customer  orders  and deliveries,  the impact of  competitive  products  and pricing,  constraints  on supplies of critical  components,  excess or  shortage of  production  capacity, difficulties  encountered in the  integration  of acquired  businesses and other risks  discussed  from time to time in the  Company's  Securities  and  Exchange
Commission filings and reports.  In addition,  such statements could be affected by general industry and market conditions and growth rates, and general domestic and international  economic conditions.  Such  forward-looking  statements speak only as of the date on which they are made,  and the Company does not  undertake any  obligation  to update any  forward-looking  statement to reflect  events or circumstances after the date of this release.

Contact:

            SL Industries, Inc.
            David R. Nuzzo, 856/222-5515